SunAmerica Specialty Series–AIG Commodity Strategy Fund

PORTFOLIO OF INVESTMENTS – January 31, 2021@ – (unaudited)

Security Description	Shares/ Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES – 2.1%
Federal Farm Credit Bank FRS – 2.1%
0.14% (SOFR + 0.10%) due 05/07/2021	$50,000	$50,011
0.19% (1 ML + 0.05%) due 03/01/2021	200,000	200,016
0.22% (1 ML + 0.08%) due 02/01/2021	300,000	300,000

Total U.S. Government Agencies (cost $550,000)		550,027

U.S. GOVERNMENT TREASURIES – 0.9%
United States Treasury Notes FRS – 0.9%
0.22% (3 UTBMM + 0.14%) due 04/30/2021 (cost $249,999)	250,000	250,086

COMMON STOCKS – 1.4%
Investment Companies – 1.4%
Uranium Participation Corp.†(1) (cost $378,951)	105,957	364,583

EXCHANGE–TRADED FUNDS – 0.1%
SPDR Gold Shares†(1) (cost $35,000)	201	34,695

OPTIONS – PURCHASED†(1)(2) – 0.4%
Exchange Traded Call Options	11	53,595
Exchange Traded Put Options	35,509	47,394

Total Options – Purchased (cost $168,745)		100,989

Total Long-Term Investment Securities (cost $1,382,695)		1,300,380

SHORT-TERM INVESTMENT SECURITIES – 62.4%
U.S. Government Treasuries – 62.4%
United States Cash Management Bills 0.08%-0.09% due 05/18/2021	575,000	574,873
0.08% due 07/06/2021	325,000	324,899
0.09%-0.11% due 04/13/2021	625,000	624,932
0.09% due 04/20/2021	325,000	324,958
0.09% due 05/04/2021	400,000	399,908
0.09% due 05/25/2021	300,000	299,934
0.09% due 06/08/2021	325,000	324,920
0.09% due 06/15/2021	300,000	299,930
0.09% due 06/29/2021	425,000	424,881
United States Treasury Bills 0.07% due 03/30/2021	425,000	424,958
0.08% due 02/02/2021	425,000	425,000
0.08%-0.10% due 02/04/2021	900,000	899,997
0.08% due 04/08/2021	335,800	335,758
0.08%-0.09% due 05/27/2021	562,300	562,170
0.09%-0.12% due 02/18/2021	1,100,000	1,099,978
0.09% due 03/09/2021	750,000	749,957
0.09% due 03/16/2021	400,000	399,971
0.09%-0.11% due 03/25/2021	1,050,000	1,049,909
0.09% due 04/01/2021	425,000	424,956
0.09%-0.12% due 04/15/2021	450,000	449,941
0.09% due 04/22/2021	350,000	349,953
0.09% due 05/06/2021	200,000	199,963
0.09% due 05/13/2021	300,000	299,937
0.09% due 06/10/2021	200,000	199,944
0.09% due 06/17/2021	425,000	424,880
0.09% due 06/24/2021	250,000	249,923
0.09% due 07/15/2021	250,000	249,912
0.10% due 02/25/2021	400,000	399,987
0.10% due 03/02/2021	800,000	799,961
0.10% due 07/01/2021	425,000	424,858
0.10% due 07/22/2021	325,000	324,890
0.11% due 03/04/2021	600,000	599,972
0.11% due 04/29/2021	599,700	599,609
0.12% due 03/18/2021	400,000	399,969
0.12% due 03/23/2021	400,000	399,967

Total Short-Term Investment Securities (cost $16,344,795)		16,345,555

REPURCHASE AGREEMENTS – 30.0%
Bank of America Securities LLC Joint Repurchase Agreement(3)	1,110,000	1,110,000
Bank of America Securities LLC Joint Repurchase Agreement(1)(3)	765,000	765,000
Barclays Capital, Inc. Joint Repurchase Agreement(3)	970,000	970,000
Barclays Capital, Inc. Joint Repurchase Agreement(1)(3)	660,000	660,000
BNP Paribas SA Joint Repurchase Agreement(3)	840,000	840,000
BNP Paribas SA Joint Repurchase Agreement(1)(3)	575,000	575,000
Deutsche Bank AG Joint Repurchase Agreement(3)	870,000	870,000
Deutsche Bank AG Joint Repurchase Agreement(1)(3)	595,000	595,000
RBS Securities, Inc. Joint Repurchase Agreement(3)	870,000	870,000
RBS Securities, Inc. Joint Repurchase Agreement(1)(3)	595,000	595,000

Total Repurchase Agreements (cost $7,850,000)		7,850,000

TOTAL INVESTMENTS (cost $25,577,490)	97.3%	25,495,935
Other assets less liabilities	2.7	706,034

NET ASSETS	100.0%	$26,201,969

@	Consolidated (see Note 1)
†	Non-income producing security
(1)	The security is owned by the AIG Commodity Strategy Cayman Fund, Ltd., which is wholly-owned subsidiary of the AIG Commodity Strategy Fund.
(2)	Options – Purchased

Exchange Traded Call Options(a)

Issue	Expiration Month	Strike Price	No. of Contracts	Notional Amount*	Premiums Paid	Value at January 31, 2021	Unrealized Appreciation (Depreciation)
Gold	April 2021	$1,800	2	$158	$16,723	$15,840	$(883)
Natural Gas	March 2021	3.25	6	8	25,140	690	(24,450)
Silver	March 2021	25.50	3	354	22,655	37,065	14,410

					$64,518	$53,595	$(10,923)

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

Exchange Traded Put Options(a)

Issue	Expiration Month	Strike Price	No. of Contracts	Notional Amount*	Premiums Paid	Value at January 31, 2021	Unrealized Appreciation (Depreciation)
Brent Crude Oil	May 2021	$52	13	$256	$35,100	$25,610	$(9,490)
Commodity Index	May 2021	70	17,732	25	25,641	3,518	(22,123)
Commodity Index	June 2021	73	17,762	109	31,736	15,110	(16,626)
Copper	March 2021	7,400	2	32	11,750	3,156	(8,594)

					$104,227	$47,394	$(56,833)

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.
(3)	See Note 3 for details of Joint Repurchase Agreements.

FRS – Floating Rate Security

The rates shown on FRS are the current rates as of January 31, 2021 and unless otherwise, the dates shown are the original maturity dates.

Index Legend

1 ML – 1 Month USD LIBOR

SOFR – Secured Overnight Financing Rate

3 UTBMM – US Treasury 3 Month Bill Money Market Yield

Exchange Traded Written Call Options(a)

Issue	Expiration Month	Strike Price	No. of Contracts	Notional Amount*	Premiums Paid	Value at January 31, 2021	Unrealized Appreciation (Depreciation)
Gold	April 2021	$2,100	3	$20	$4,795	$1,515	$3,280

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

Exchange Traded Written Put Options(a)

Issue	Expiration Month	Strike Price	No. of Contracts	Notional Amount*	Premiums Paid	Value at January 31, 2021	Unrealized Appreciation (Depreciation)
Brent Crude Oil	May 2021	$42	13	$64	$9,750	$6,370	$3,380
Commodity Index	May 2021	63	17,732	1	1,962	161	1,801
Commodity Index	June 2021	65	17,762	10	4,095	1,633	2,462
Copper	March 2021	6,500	2	3	2,050	262	1,788

					$17,857	$8,426	$9,431

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

Futures Contracts(a)

Number of Contracts	Type	Description	Expiration Month	Notional Basis**	Notional Value**	Unrealized Appreciation
7	Long	Aluminum Futures	March 2021	$340,727	$344,379	$3,652
27	Long	Brent Crude Futures	April 2021	1,359,550	1,486,080	126,530
8	Long	Coffee Futures	March 2021	330,450	368,850	38,400
9	Long	Copper Futures	March 2021	1,638,787	1,768,444	129,657
3	Short	Copper Futures	March 2021	595,205	589,481	5,724
36	Long	Corn Futures	March 2021	835,162	984,600	149,438
4	Long	Corn Futures	July 2021	82,212	107,300	25,088
4	Long	Cotton Futures	March 2021	142,430	161,280	18,850
9	Long	Gasoline Futures	March 2021	584,531	586,921	2,390
13	Long	Gold Futures	April 2021	2,399,480	2,405,390	5,910
8	Long	Lean Hogs Futures	April 2021	232,566	245,280	12,714
11	Long	Live Cattle Futures	April 2021	518,210	536,140	17,930
6	Short	Natural Gas Futures	April 2021	170,533	155,520	15,013
2	Long	Natural Gas Futures	May 2021	51,050	52,500	1,450
2	Long	Natural Gas Futures	June 2021	51,050	53,660	2,610
2	Long	Natural Gas Futures	July 2021	51,050	55,040	3,990
2	Long	Natural Gas Futures	August 2021	50,500	55,500	5,000
2	Long	Natural Gas Futures	September 2021	50,500	55,320	4,820
2	Long	Natural Gas Futures	October 2021	51,050	55,800	4,750
9	Long	Nickel Futures	March 2021	870,223	954,369	84,146
5	Long	NY Harbor ULSD Futures	March 2021	334,076	335,664	1,588
5	Long	Platinum Futures	April 2021	258,745	269,800	11,055
5	Long	Silver Futures	March 2021	610,490	672,850	62,360
17	Long	Soybean Futures	March 2021	987,337	1,164,500	177,163
21	Long	Soybean Meal Futures	March 2021	784,651	905,100	120,449
26	Long	Soybean Oil Futures	March 2021	589,560	696,072	106,512
33	Long	Sugar Futures	March 2021	480,581	585,077	104,496
4	Long	Wheat Futures	March 2021	121,712	132,600	10,888
1	Long	Wheat Futures	July 2021	30,375	32,150	1,775
7	Long	Wheat Futures	March 2021	196,875	223,300	26,425
23	Long	WTI Crude Futures	March 2021	1,108,530	1,200,600	92,070
2	Short	Zinc Futures	March 2021	138,397	128,500	9,897

						$1,382,740

						Unrealized (Depreciation)
6	Long	Brent Crude Oil Futures	May 2021	337,750	328,860	$(8,890)
3	Short	Brent Crude Oil Futures	December 2023	144,750	151,110	(6,360)
3	Short	Coffee Futures	December 2021	145,650	147,094	(1,444)
13	Short	Corn Futures	December 2022	258,150	266,338	(8,188)
6	Short	Lean Hogs Futures	June 2021	195,950	209,520	(13,570)
12	Long	Low Sulfur Gasoline Futures	March 2021	552,697	542,700	(9,997)
58	Long	Natural Gas Futures	March 2021	1,575,909	1,487,120	(88,789)
2	Short	Natural Gas Futures	April 2023	46,440	47,500	(1,060)
2	Short	Natural Gas Futures	May 2023	46,550	46,880	(330)
4	Short	Natural Gas Futures	June 2023	93,196	95,440	(2,244)
4	Short	Natural Gas Futures	July 2023	93,485	97,440	(3,955)
2	Short	Natural Gas Futures	August 2023	46,440	48,920	(2,480)
2	Short	Natural Gas Futures	September 2023	46,400	48,620	(2,220)
2	Short	Natural Gas Futures	October 2023	46,550	49,180	(2,630)
4	Short	Nickel Futures	March 2021	371,760	424,164	(52,404)
2	Short	Wheat Futures	December 2021	62,350	64,325	(1,975)
5	Long	Zinc Futures	March 2021	331,389	321,250	(10,139)
4	Long	Zinc Futures	December 2021	274,075	260,875	(13,200)

						$(229,875)

		Net Unrealized Appreciation (Depreciation)				$1,152,865

**	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

ULSD – Ultra Low Sulfur Diesel Futures

Over the Counter Total Return Swap Contracts(a)

Swap Counterparty	Notional Amount (000’s)	Maturity Date	Payments Received (Paid) by the Portfolio/Frequency	Total Return Received or Paid by Portfolio/Frequency	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan	8,442	03/31/2021	(0.090)%/Monthly	Bloomberg Commodity Index/Monthly	–	–
JPMorgan	121	04/30/2021	(0.090)%/Monthly	Bloomberg Commodity Index/Monthly	–	–
JPMorgan	205	05/31/2021	(0.090)%/Monthly	Bloomberg Commodity Index/Monthly	–	–

					$–	$–

(a)	The security is owned by the AIG Commodity Strategy Cayman Fund, Ltd. which is a wholly-owned subsidiary of the AIG Commodity Strategy Fund.

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2021 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
U.S. Government Agencies	$–	$550,027	$–	$550,027
U.S. Government Treasuries	–	250,086	–	250,086
Common Stocks	364,583	–	–	364,583
Exchange-Traded Funds	34,695	–	–	34,695
Options-Purchased	100,989	–	–	100,989
Short-Term Investment Securities	–	16,345,555	–	16,345,555
Repurchase Agreements	–	7,850,000	–	7,850,000

Total Investments at Value	$500,267	$24,995,668	$–	$25,495,935

Other Financial Instruments:†
Exchange Traded Written Call Options	$3,280	$–	$–	$3,280
Exchange Traded Written Put Options	9,431	–	–	9,431
Futures Contracts	1,382,740	–	–	1,382,740

	$1,395,451	$–	$–	$1,395,451

LIABILITIES:
Other Financial Instruments:†
Futures Contracts	$229,875	$–	$–	$229,875

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Amounts represent unrealized appreciation/depreciation as of the end of the reporting period.
@	Consolidated (see Note 1)

See Notes to Portfolio of Investments

SunAmerica Specialty Series–AIG ESG Dividend Fund

PORTFOLIO OF INVESTMENTS – January 31, 2021 – (unaudited)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS – 97.9%
Advertising Agencies – 1.9%
Omnicom Group, Inc.	13,271	$827,845

Apparel Manufacturers – 2.5%
Hanesbrands, Inc.	73,439	1,122,882

Auto-Heavy Duty Trucks – 3.3%
Cummins, Inc.	6,189	1,450,825

Beverages-Non-alcoholic – 4.1%
Coca-Cola Co.	17,077	822,257
PepsiCo, Inc.	7,068	965,277

		1,787,534

Commercial Services-Finance – 2.7%
Automatic Data Processing, Inc.	7,257	1,198,276

Computers – 4.5%
Hewlett Packard Enterprise Co.	70,375	868,428
HP, Inc.	46,477	1,131,250

		1,999,678

Consumer Products-Misc. – 2.1%
Kimberly-Clark Corp.	6,999	924,568

Containers-Paper/Plastic – 2.3%
Amcor PLC	91,434	1,000,288

Cosmetics & Toiletries – 2.4%
Colgate-Palmolive Co.	13,361	1,042,158

Data Processing/Management – 2.6%
Paychex, Inc.	13,160	1,149,131

Distribution/Wholesale – 2.9%
Fastenal Co.	28,077	1,280,030

Diversified Manufacturing Operations – 2.5%
Illinois Tool Works, Inc.	5,608	1,089,130

Electronic Components-Semiconductors – 3.1%
Texas Instruments, Inc.	8,187	1,356,504

Finance-Credit Card – 1.9%
Western Union Co.	37,037	824,814

Food-Misc./Diversified – 9.2%
Campbell Soup Co.	20,611	991,595
General Mills, Inc.	19,121	1,110,930
Ingredion, Inc.	14,444	1,090,089
Kellogg Co.	14,562	858,284

		4,050,898

Home Decoration Products – 3.5%
Newell Brands, Inc.	65,040	1,562,261

Human Resources – 6.0%
ManpowerGroup, Inc.	13,327	1,178,640
Robert Half International, Inc.	21,534	1,453,545

		2,632,185

Insurance-Property/Casualty – 2.3%
First American Financial Corp.	19,473	1,018,243

Internet Security – 2.2%
NortonLifeLock, Inc.	46,671	983,358

Investment Management/Advisor Services – 8.0%
Franklin Resources, Inc.	39,424	1,036,457
Invesco, Ltd.	57,271	1,179,210
T. Rowe Price Group, Inc.	8,354	1,307,234

		3,522,901

Machinery-Construction & Mining – 3.2%
Caterpillar, Inc.	7,690	1,406,040

Medical-Biomedical/Gene – 4.8%
Amgen, Inc.	4,631	1,118,062
Gilead Sciences, Inc.	15,111	991,282

		2,109,344

Networking Products – 2.2%
Cisco Systems, Inc.	21,585	962,259

Office Automation & Equipment – 1.3%
Xerox Holdings Corp.	27,520	578,746

Oil Companies-Exploration & Production – 1.5%
ConocoPhillips	16,866	675,146

Oil-Field Services – 2.1%
Baker Hughes Co.	46,264	929,444

Real Estate Investment Trusts – 2.4%
Iron Mountain, Inc.	31,593	1,063,736

Retail-Building Products – 2.7%
Home Depot, Inc.	4,327	1,171,838

Retail-Consumer Electronics – 2.9%
Best Buy Co., Inc.	11,702	1,273,412

Toys – 2.1%
Hasbro, Inc.	9,815	920,843

Transport-Services – 2.7%
C.H. Robinson Worldwide, Inc.	13,962	1,194,589

Total Long-Term Investment Securities (cost $38,243,926)		43,108,906

REPURCHASE AGREEMENTS – 1.5%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.00% dated 01/29/2021, to be repurchased 02/01/2021 in the amount of $660,000 and collateralized by $674,100 of United States Treasury Notes, bearing interest at 0.13% due 12/15/2023 and having an approximate value of $673,204 (cost $660,000)	$660,000	660,000

TOTAL INVESTMENTS (cost $38,903,926)	99.4%	43,768,906
Other assets less liabilities	0.6	276,129

NET ASSETS	100.0%	$44,045,035

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2021 (see Note 2):

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$43,108,906	$–	$–	$43,108,906
Repurchase Agreements	–	660,000	–	660,000

Total Investments at Value	$43,108,906	$660,000	$–	$43,768,906

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - AIG Focused Alpha Large-Cap Fund

PORTFOLIO OF INVESTMENTS — January 31, 2021 — (unaudited)

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 97.5%
Aerospace/Defense — 5.1%
BAE Systems PLC ADR	1,375,754	$35,255,072

Applications Software — 12.0%
Microsoft Corp.	163,189	37,853,321
ServiceNow, Inc.†	82,713	44,926,393

		82,779,714

Auto-Cars/Light Trucks — 5.5%
General Motors Co.	747,991	37,908,184

Banks-Super Regional — 2.6%
Wells Fargo & Co.	611,347	18,267,048

Beverages-Non-alcoholic — 4.3%
Coca-Cola Co.	617,827	29,748,370

Commercial Services-Finance — 9.1%
PayPal Holdings, Inc.†	137,232	32,154,830
S&P Global, Inc.	96,743	30,667,531

		62,822,361

Cosmetics & Toiletries — 5.0%
Unilever PLC ADR	589,366	34,383,612

Diagnostic Equipment — 4.6%
Danaher Corp.	133,369	31,720,483

E-Commerce/Products — 5.6%
Amazon.com, Inc.†	12,013	38,516,081

E-Commerce/Services — 3.4%
Uber Technologies, Inc.†	459,870	23,421,179

Finance-Credit Card — 4.5%
Visa, Inc., Class A	159,293	30,783,372

Internet Content-Entertainment — 5.9%
Facebook, Inc., Class A†	156,307	40,378,787

Medical-Drugs — 5.3%
Sanofi ADR	772,325	36,461,463

Medical-HMO — 4.8%
Anthem, Inc.	112,556	33,426,881

Multimedia — 6.0%
Walt Disney Co.†	244,263	41,077,709

Networking Products — 5.5%
Cisco Systems, Inc.	845,341	37,685,302

Oil Refining & Marketing — 3.2%
Marathon Petroleum Corp.	508,222	21,934,862

Retail-Discount — 5.1%
Dollar Tree, Inc.†	347,699	35,347,080

Total Long-Term Investment Securities (cost $525,307,112)		671,917,560

SHORT-TERM INVESTMENT SECURITIES — 0.0%
Registered Investment Companies — 0.0%
State Street Institutional Liquid Reserves Fund, Premier Class 0.08%(1) (cost $64)	64	64

TOTAL INVESTMENTS (cost $525,307,176)	97.5%	671,917,624
Other assets less liabilities	2.5	17,541,342

NET ASSETS	100.0%	$689,458,966

†	Non-income producing security
(1)	The rate shown is the 7-day yield as of January 31, 2021.
ADR	– American Depositary Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2021 (see Note 2):
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs
ASSETS:
Investments at Value:*
Common Stocks	$671,917,560	$–	$–	671,917,560
Short-Term Investment Securities	64	–	–	64

Total Investments at Value	$671,917,624	$–	$–	671,917,624

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - AIG Focused Growth Fund

PORTFOLIO OF INVESTMENTS — January 31, 2021 — (unaudited)

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 94.0%
Applications Software — 11.7%
Microsoft Corp.	189,290	$43,907,708
ServiceNow, Inc.†	75,198	40,844,546

		84,752,254

Auto-Cars/Light Trucks — 14.5%
Tesla, Inc.†	132,000	104,745,960

Commercial Services — 1.5%
CoStar Group, Inc.†	12,000	10,796,520

Commercial Services-Finance — 10.2%
PayPal Holdings, Inc.†	169,984	39,828,951
S&P Global, Inc.	106,856	33,873,352

		73,702,303

Consulting Services — 0.4%
Gartner, Inc.†	18,000	2,734,380

Diagnostic Equipment — 5.9%
Danaher Corp.	160,359	38,139,785
Neogen Corp.†	50,500	4,083,935

		42,223,720

Diagnostic Kits — 2.2%
IDEXX Laboratories, Inc.†	33,500	16,035,780

E-Commerce/Products — 6.2%
Amazon.com, Inc.†	13,935	44,678,397

E-Commerce/Services — 5.3%
Uber Technologies, Inc.†	498,863	25,407,093
Zillow Group, Inc., Class A†	92,825	12,876,684

		38,283,777

Enterprise Software/Service — 2.2%
Guidewire Software, Inc.†	70,000	8,031,800
Pegasystems, Inc.	62,500	7,965,625

		15,997,425

Finance-Credit Card — 5.1%
Visa, Inc., Class A	191,645	37,035,396

Finance-Investment Banker/Broker — 1.4%
Charles Schwab Corp.	201,000	10,359,540

Hotels/Motels — 2.8%
Hyatt Hotels Corp., Class A	309,000	20,288,940

Insurance-Property/Casualty — 1.3%
Arch Capital Group, Ltd.†	217,000	6,815,970
Kinsale Capital Group, Inc.	15,000	2,813,400

		9,629,370

Internet Content-Entertainment — 5.6%
Facebook, Inc., Class A†	157,437	40,670,700

Multimedia — 7.9%
FactSet Research Systems, Inc.	40,000	12,093,600
Walt Disney Co.†	266,250	44,775,262

		56,868,862

Professional Sports — 1.2%
Manchester United PLC, Class A	595,397	8,579,671

Racetracks — 2.5%
Penn National Gaming, Inc.†	175,000	18,151,000

Real Estate Investment Trusts — 0.4%
American Homes 4 Rent, Class A	100,000	3,023,000

Resorts/Theme Parks — 3.6%
Marriott Vacations Worldwide Corp.	33,850	4,155,426
Vail Resorts, Inc.	81,000	21,542,760

		25,698,186

Satellite Telecom — 1.1%
Iridium Communications, Inc.†	166,500	8,203,455

Schools — 1.0%
Bright Horizons Family Solutions, Inc.†	48,500	7,370,545

TOTAL INVESTMENTS (cost $389,595,098)	94.0%	679,829,181
Other assets less liabilities	6.0	43,564,919

NET ASSETS	100.0%	$723,394,100

†	Non-income producing security

The following is a summary of the inputs used to value the Fund’s net assets as of January 31,2021 (see Note 2):
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$679,829,181	$–	$–	$679,829,181

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Portfolio of Investments

SunAmerica Specialty Series–AIG Income Explorer Fund

PORTFOLIO OF INVESTMENTS – January 31, 2021 – (unaudited)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS – 60.8%
Advertising Agencies – 1.7%
Interpublic Group of Cos., Inc.	13,840	$333,129
Omnicom Group, Inc.	5,022	313,272

		646,401

Aerospace/Defense – 0.8%
General Dynamics Corp.	1,913	280,599

Appliances – 0.8%
Whirlpool Corp.	1,553	287,445

Beverages-Non-alcoholic – 2.3%
Coca-Cola Co.	5,365	258,325
Coca-Cola European Partners PLC	7,152	332,353
PepsiCo, Inc.	1,998	272,867

		863,545

Brewery – 0.8%
AMBEV SA	104,000	287,210

Cellular Telecom – 0.8%
Orange SA	24,385	286,713

Computer Services – 0.8%
International Business Machines Corp.	2,453	292,177

Computers – 1.9%
Hewlett Packard Enterprise Co.	28,890	356,502
HP, Inc.	14,847	361,376

		717,878

Computers-Memory Devices – 2.0%
NetApp, Inc.	5,834	387,611
Seagate Technology PLC	5,262	347,923

		735,534

Containers-Paper/Plastic – 0.7%
Amcor PLC	24,094	263,588

Cosmetics & Toiletries – 0.7%
Unilever PLC	4,554	265,441

Diversified Manufacturing Operations – 0.8%
3M Co.	1,698	298,271

Diversified Minerals – 1.0%
BHP Group PLC	13,090	359,650

Electronic Components-Misc. – 1.1%
Hon Hai Precision Industry Co., Ltd.	100,000	398,929

Electronic Components-Semiconductors – 0.9%
Broadcom, Inc.	765	344,632

Finance-Credit Card – 0.8%
Western Union Co.	13,669	304,409

Food-Confectionery – 0.8%
J.M. Smucker Co.	2,399	279,268

Food-Dairy Products – 0.8%
Danone SA	4,477	298,281

Food-Meat Products – 0.8%
Tyson Foods, Inc., Class A	4,704	302,514

Food-Misc./Diversified – 3.0%
Conagra Brands, Inc.	8,094	280,052
General Mills, Inc.	4,800	278,880
Kellogg Co.	4,381	258,216
Kraft Heinz Co.	9,170	307,287

		1,124,435

Food-Retail – 0.8%
Koninklijke Ahold Delhaize NV	10,506	300,641

Home Decoration Products – 1.0%
Newell Brands, Inc.	14,613	351,004

Human Resources – 0.8%
Adecco Group AG	4,988	312,356

Instruments-Controls – 0.8%
ABB, Ltd.	10,604	312,963

Medical-Biomedical/Gene – 0.8%
Amgen, Inc.	1,195	288,509

Medical-Drugs – 5.5%
AbbVie, Inc.	2,929	300,164
GlaxoSmithKline PLC	14,884	276,501
Johnson & Johnson	1,944	317,125
Novartis AG	3,347	302,753
Pfizer, Inc.	7,465	267,994
Sanofi	2,800	263,070
Takeda Pharmaceutical Co., Ltd.	8,500	298,030

		2,025,637

Medical-Wholesale Drug Distribution – 0.7%
Cardinal Health, Inc.	5,112	274,668

Metal-Diversified – 1.8%
MMC Norilsk Nickel PJSC ADR	10,699	342,670
Rio Tinto, Ltd.	4,074	341,474

		684,144

Networking Products – 0.9%
Cisco Systems, Inc.	7,309	325,835

Pharmacy Services – 0.8%
CVS Health Corp.	4,136	296,344

Real Estate Investment Trusts – 19.2%
Agree Realty Corp.	1,785	112,812
Alexandria Real Estate Equities, Inc.	730	121,990
American Homes 4 Rent, Class A	3,952	119,469
American Tower Corp.	494	112,316
Americold Realty Trust	3,233	112,864
Armada Hoffler Properties, Inc.	11,481	123,421
AvalonBay Communities, Inc.	698	114,242
Boston Properties, Inc.	1,309	119,473
Camden Property Trust	1,178	120,333
CareTrust REIT, Inc.	6,191	139,050
Columbia Property Trust, Inc.	9,749	132,586
Community Healthcare Trust, Inc.	2,479	110,861
CoreSite Realty Corp.	928	124,760
Cousins Properties, Inc.	3,776	119,095
Crown Castle International Corp.	709	112,915
Digital Realty Trust, Inc.	833	119,910
Duke Realty Corp.	2,928	115,832
Easterly Government Properties, Inc.	5,556	121,954
EastGroup Properties, Inc.	817	110,409
Equinix, Inc.	155	114,694
Equity LifeStyle Properties, Inc.	1,923	116,995
Equity Residential	2,000	123,280
Essential Properties Realty Trust, Inc.	6,095	126,898
Extra Space Storage, Inc.	1,025	116,635
Four Corners Property Trust, Inc.	4,187	110,369
Gaming and Leisure Properties, Inc.	2,915	119,894
GEO Group, Inc.	13,608	121,656
Getty Realty Corp.	4,161	110,558
Gladstone Land Corp.	8,268	130,138

Healthcare Realty Trust, Inc.	3,715	111,487
Healthpeak Properties, Inc.	4,002	118,659
Hudson Pacific Properties, Inc.	4,815	112,864
Independence Realty Trust, Inc.	8,708	115,642
Industrial Logistics Properties Trust	5,596	118,691
Invitation Homes, Inc.	4,116	121,340
Iron Mountain, Inc.	4,569	153,838
Kilroy Realty Corp.	1,976	111,901
Medical Properties Trust, Inc.	6,085	128,454
Mid-America Apartment Communities, Inc.	908	120,537
National Health Investors, Inc.	1,862	120,732
National Retail Properties, Inc.	3,036	118,404
National Storage Affiliates Trust	3,239	118,353
Paramount Group, Inc.	15,073	133,999
Physicians Realty Trust	6,407	112,955
Prologis, Inc.	1,153	118,990
Public Storage	505	114,948
QTS Realty Trust, Inc., Class A	1,870	121,737
Realty Income Corp.	1,895	111,919
Rexford Industrial Realty, Inc.	2,363	115,645
SBA Communications Corp.	397	106,662
STAG Industrial, Inc.	3,798	113,180
STORE Capital Corp.	3,811	118,217
Sun Communities, Inc.	830	118,798
Terreno Realty Corp.	1,962	111,010
UDR, Inc.	3,080	118,426
VEREIT, Inc.	3,241	114,181
VICI Properties, Inc.	4,634	117,148
Vornado Realty Trust	3,125	124,250
Welltower, Inc.	1,847	111,928
WP Carey, Inc.	1,700	112,880

		7,123,184

Real Estate Operations & Development – 0.7%
Sunac China Holdings, Ltd.	69,000	258,147

Retail-Restaurants – 0.8%
Restaurant Brands International, Inc.	5,006	288,753

Semiconductor Equipment – 1.2%
Globalwafers Co., Ltd.	20,000	440,703

Telecom Services – 0.8%
BCE, Inc.	6,663	282,621

Telecommunication Equipment – 0.9%
Juniper Networks, Inc.	13,362	326,300

Total Common Stocks (cost $21,453,150)		22,528,729

PREFERRED SECURITIES – 37.9%
Banks-Commercial – 4.3%
First Citizens BancShares, Inc. Series A 5.38%	11,105	296,059
First Republic Bank Series J 4.70%	11,260	289,945
First Republic Bank Series I 5.50%	9,500	256,500
Merchants Bancorp Series B 6.00%	8,000	210,640
Synovus Financial Corp. Series E 5.88%	10,600	284,080
Truist Financial Corp. Series O 5.25%	9,800	269,010

		1,606,234

Banks-Fiduciary – 2.3%
Northern Trust Corp. Series E 4.70%.	11,000	294,800
State Street Corp. Series G 5.35%	10,000	285,500
State Street Corp. Series D 5.90%	10,000	283,500

		863,800

Banks-Super Regional – 4.3%
PNC Financial Services Group, Inc. Series P 6.13%	7,500	198,000
US Bancorp FRS (3ML+0.60%) Series B 3.50%	12,000	288,720
US Bancorp Series K 5.50%	10,300	280,778
US Bancorp Series F 6.50%	6,000	157,080
Wells Fargo & Co. Series Z 4.75%	9,000	225,180
Wells Fargo & Co. Series Q 5.85%	5,500	145,585
Wells Fargo & Co. Series R 6.63%	10,414	299,298

		1,594,641

Closed-End Funds – 1.5%
Gabelli Equity Trust, Inc. Series K 5.00%	10,949	285,331
Highland Income Fund Series A 5.38%	11,200	287,240

		572,571

Diversified Banking Institutions – 3.5%
Bank of America Corp. FRS (3 ML+0.50%) Series 5 4.00%	7,700	190,960
Bank of America Corp. Series KK 5.38%	9,000	244,350
JPMorgan Chase & Co. Series GG 4.75%	7,000	183,400

JPMorgan Chase & Co. Series DD 5.75%.	7,500	202,875
JPMorgan Chase & Co. Series EE 6.00%.	7,497	205,193
Morgan Stanley Series K 5.85%	10,000	286,000

		1,312,778

Electric-Generation – 0.8%
Brookfield Renewable Partners LP Series 17 5.25%	11,375	302,348

Electric-Integrated – 0.8%
Duke Energy Corp. Series A 5.75%	10,472	291,855

Electric-Transmission – 0.6%
Brookfield Infrastructure Partners LP Series 13 5.13%	8,100	206,226

Finance-Investment Banker/Broker – 0.8%
Charles Schwab Corp. Series D 5.95%	11,000	284,240

Gas-Distribution – 0.6%
Spire, Inc. Series A 5.90%	8,500	234,175

Insurance-Life/Health – 1.8%
Athene Holding, Ltd. Series A 6.35%	10,000	286,200
Athene Holding, Ltd. Series C 6.38%	6,000	165,120
Brighthouse Financial, Inc. Series B 6.75%	7,500	206,625

		657,945

Insurance-Multi-line – 4.8%
Aegon NV FRS (3 ML+0.88%) Series 1 4.00%	9,800	248,038
Allstate Corp. Series I 4.75%	10,300	275,010
Allstate Corp. 5.10%	11,000	296,670
Hartford Financial Services Group, Inc. Series G 6.00%	10,300	287,164
Hartford Financial Services Group, Inc. 7.88%	6,000	164,700
MetLife, Inc. Series F 4.75%	7,000	182,000
MetLife, Inc. Series E 5.63%	6,000	165,540
Voya Financial, Inc. Series B 5.35%	5,500	152,900

		1,772,022

Insurance-Property/Casualty – 1.5%
Arch Capital Group, Ltd. Series E 5.25%	11,000	282,700
Arch Capital Group, Ltd. Series F 5.45%	11,000	292,380

		575,080

Insurance-Reinsurance – 3.1%
Axis Capital Holdings, Ltd. Series E 5.50%	11,200	287,504
PartnerRe, Ltd. Series I 5.88%	10,800	276,264
Reinsurance Group of America, Inc. 6.20%	10,903	293,945
RenaissanceRe Holdings, Ltd. Series F 5.75%	10,000	276,500

		1,134,213

Investment Companies – 0.7%
Oaktree Capital Group LLC Series B 6.55%	8,800	242,088

Investment Management/Advisor Services – 0.8%
Ares Management Corp. Series A 7.00%	11,000	284,240

Pipelines – 1.9%
Energy Transfer Partners LP Series C 7.38%	9,000	188,100
Energy Transfer Operating LP Series E 7.60%	8,130	179,023
Energy Transfer Operating LP Series D 7.63%	6,940	149,279
NGL Energy Partners LP Series B 9.00%	20,000	205,000

		721,402

Private Equity – 1.3%
Apollo Global Management, Inc. Series B 6.38%	8,500	228,905
KKR & Co, Inc. Series A 6.75%	10,400	268,216

		497,121

Real Estate Investment Trusts – 2.0%
Annaly Capital Management, Inc. Series G 6.50%	5,000	122,900
Public Storage Series L 4.63%	10,972	287,686

Two Harbors Investment Corp. Series C 7.25%	14,246	321,959

		732,545

Savings & Loans/Thrifts – 0.5%
New York Community Bancorp, Inc. Series A 6.38%	6,000	172,140

Total Preferred Securities (cost $13,914,252)		14,057,664

Total Long-Term Investment Securities (cost $35,367,402)		36,586,393

REPURCHASE AGREEMENTS – 1.3%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.00% dated 01/29/2021, to be repurchased 02/01/2021 in the amount of $473,000 and collateralized by $483,200 of United States Treasury Notes, bearing interest at 0.13% due 12/15/2023 and having an approximate value of $482,558 (cost $473,000)	$473,000	473,000

TOTAL INVESTMENTS (cost $35,840,402)	100.0%	37,059,393
Other assets less liabilities	0.0	14,105

NET ASSETS	100.0%	$37,073,498

†	Non-income producing security

ADR – American Depositary Receipt

FRS – Floating Rate Security

The rates shown on FRS are the current interest rates at January 31, 2021 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

3 ML – 3 Month USD LIBOR

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2021 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$17,470,407	$5,058,322	**	$–	$22,528,729
Preferred Securities	14,057,664	–		–	14,057,664
Repurchase Agreements	–	473,000		–	473,000

Total Investments at Value	$31,528,071	$5,531,322		$–	$37,059,393

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).

See Notes to Portfolio of Investments

SunAmerica Specialty Series–AIG Small-Cap Quality Fund @

PORTFOLIO OF INVESTMENTS – January 31, 2021 – (unaudited)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS – 98.9%
Aerospace/Defense-Equipment – 2.3%
Aerojet Rocketdyne Holdings, Inc.†	17,849	$928,862

Apparel Manufacturers – 1.3%
Deckers Outdoor Corp.†	1,851	540,455

Athletic Equipment – 0.8%
YETI Holdings, Inc.†	5,215	343,251

Banks-Commercial – 8.6%
First Commonwealth Financial Corp.	73,566	862,929
Hancock Whitney Corp.	26,400	901,296
Heritage Commerce Corp.	84,466	741,612
Hope Bancorp, Inc.	88,672	991,353

		3,497,190

Batteries/Battery Systems – 2.3%
EnerSys	11,298	929,035

Building & Construction Products-Misc. – 1.5%
Louisiana-Pacific Corp.	16,411	623,782

Building & Construction-Misc. – 1.6%
TopBuild Corp.†	3,217	643,239

Building-Residential/Commercial – 2.4%
TRI Pointe Group, Inc.†	47,365	956,773

Casino Services – 0.9%
Caesars Entertainment, Inc.†	5,441	382,992

Chemicals-Diversified – 0.0%
ESC Aceto Chemicals, Inc.†(1)	1	0

Chemicals-Specialty – 2.0%
Minerals Technologies, Inc.	13,258	817,091

Computer Data Security – 2.6%
Qualys, Inc.†	7,784	1,077,851

Computers-Integrated Systems – 1.9%
NetScout Systems, Inc.†	26,827	784,287

Diagnostic Equipment – 2.7%
BioTelemetry, Inc.†	7,897	564,320
Neogen Corp.†	6,405	517,972

		1,082,292

Diagnostic Kits – 0.6%
Natera, Inc.†	2,088	222,664

E-Commerce/Services – 1.0%
Stamps.com, Inc.†	1,756	400,912

Electronic Components-Misc. – 3.1%
Vishay Intertechnology, Inc.	58,015	1,250,223

Energy-Alternate Sources – 2.2%
Plug Power, Inc.†	9,015	569,478
Sunrun, Inc.†	4,524	313,377

		882,855

Engineering/R&D Services – 0.9%
Fluor Corp.	21,051	363,972

Enterprise Software/Service – 3.3%
Blackline, Inc.†	3,931	509,536
SPS Commerce, Inc.†	8,629	853,322

		1,362,858

Finance-Commercial – 0.0%
NewStar Financial, Inc. CVR†(1)	360	194

Health Care Cost Containment – 1.1%
HealthEquity, Inc.†	5,553	463,953

Identification Systems – 2.4%
Brady Corp., Class A	21,260	976,047

Insurance-Property/Casualty – 1.0%
Kinsale Capital Group, Inc.	2,121	397,815

Internet Connectivity Services – 1.1%
Cogent Communications Holdings, Inc.	7,928	451,500

Investment Management/Advisor Services – 1.5%
Federated Hermes, Inc.	22,620	610,740

Lasers-System/Components – 0.9%
II-VI, Inc.†	4,155	349,311

Medical Labs & Testing Services – 1.7%
Invitae Corp.†	4,198	207,885
Medpace Holdings, Inc.†	3,678	488,402

		696,287

Medical Products – 1.2%
Omnicell, Inc.†	4,199	494,642

Medical-Biomedical/Gene – 9.8%
Alder Biopharmaceuticals, Inc. CVR†(1)	708	623
Amicus Therapeutics, Inc.†	8,242	155,856
Arrowhead Pharmaceuticals, Inc.†	2,648	204,346
Biohaven Pharmaceutical Holding Co., Ltd.†	2,804	238,957
Blueprint Medicines Corp.†	2,926	283,090
Denali Therapeutics, Inc.†	1,936	132,616
Dicerna Pharmaceuticals, Inc.†	14,581	327,635
Emergent BioSolutions, Inc.†	2,908	310,720
Fate Therapeutics, Inc.†	2,153	195,126
FibroGen, Inc.†	8,326	401,147
Halozyme Therapeutics, Inc.†	6,466	307,717
Insmed, Inc.†	5,850	219,902
Mirati Therapeutics, Inc.†	1,349	276,990
Novavax, Inc.†	1,375	303,792
Oncternal Therapeutics, Inc. CVR(1)	7	14
TG Therapeutics, Inc.†	3,280	158,326
Tobira Therapeutics, Inc. CVR†(1)	104	0
Twist Bioscience Corp.†	1,425	234,470
Ultragenyx Pharmaceutical, Inc.†	1,839	254,867

		4,006,194

Medical-Drugs – 3.1%
Coherus Biosciences, Inc.†	29,264	550,163
Contra Aduro Biotech Holding, Inc. CVR†(1)	109	0
Ironwood Pharmaceuticals, Inc.†	31,003	316,851
Progenics Pharmaceuticals, Inc. CVR†(1)	722	0
Vanda Pharmaceuticals, Inc.†	27,925	400,444

		1,267,458

Medical-Outpatient/Home Medical – 1.4%
LHC Group, Inc.†	2,766	551,043

Metal Processors & Fabrication – 2.6%
Mueller Industries, Inc.	31,382	1,071,695

Metal-Aluminum – 1.1%
Alcoa Corp.†	24,213	435,834

Metal-Diversified – 0.0%
Ferroglobe Representation & Warranty Trust(1)	777	0

Multimedia – 0.0%
Media General, Inc. CVR†(1)	1,299	0

Pastoral & Agricultural – 1.4%
Darling Ingredients, Inc.†	8,922	553,253

Publishing-Newspapers – 1.4%
TEGNA, Inc.	36,569	586,201

Racetracks – 1.0%
Penn National Gaming, Inc.†	4,028	417,784

Real Estate Investment Trusts – 5.5%
Global Net Lease, Inc.	42,559	685,625
LTC Properties, Inc.	26,876	1,038,489
Sabra Health Care REIT, Inc.	30,578	513,405

		2,237,519

Real Estate Management/Services – 2.1%
Redfin Corp.†	4,547	323,792
RMR Group, Inc., Class A	14,287	526,904

		850,696

Retail-Automobile – 1.2%
Lithia Motors, Inc., Class A	1,509	480,888

Retail-Home Furnishings – 1.1%
RH†	970	461,099

Retail-Regional Department Stores – 1.2%
Macy’s, Inc.	32,001	481,295

Retail-Restaurants – 1.5%
Wingstop, Inc.	4,145	621,957

Savings & Loans/Thrifts – 5.1%
Berkshire Hills Bancorp, Inc.	23,851	395,449
Pacific Premier Bancorp, Inc.	27,367	909,953
WSFS Financial Corp.	17,564	754,725

		2,060,127

Semiconductor Equipment – 1.7%
FormFactor, Inc.†	16,774	685,553

Silver Mining – 0.0%
Pan American Silver Corp. CVR	3,628	2,794

Television – 1.8%
Sinclair Broadcast Group, Inc., Class A	23,639	744,865

Tobacco – 0.9%
Vector Group, Ltd.	30,928	363,095

Wireless Equipment – 2.1%
InterDigital, Inc.	13,480	865,551

Total Common Stocks (cost $38,701,193)		40,275,974

WARRANTS† – 0.0%
Oil Companies-Exploration & Production – 0.0%
Whiting Petroleum Corp., Series A	39	54
Whiting Petroleum Corp., Series B	19	30

Total Warrants (cost $0)		84

Total Long-Term Investment Securities (cost $38,701,193)		40,276,058

REPURCHASE AGREEMENTS – 1.4%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.00% dated 01/29/2021, to be repurchased 02/01/2021 in the amount of $581,000 and collateralized by $593,500 of United States Treasury Notes, bearing interest at 0.13% due 12/15/2023 and having an approximate value of $592,711 (cost $581,000)	$581,000	581,000

TOTAL INVESTMENTS (cost $39,282,193)	100.3%	40,857,058
Liabilities in excess of other assets	(0.3)	(113,641)

NET ASSETS	100.0%	$40,743,417

@	Effective December 15, 2020, the Board of Trustees approved a change in the name of the AIG Small-Cap Fund to “AIG Small-Cap Quality Fund.”
†	Non-income producing security
(1)	Securities classified as Level 3 (see Note 2).
CVR	– Contingent Value Rights

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2021 (see Note 2):

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Chemicals-Diversified	$–	$–	$0	$0
Finance-Commercial	–	–	194	194
Medical-Biomedical/Gene	4,005,557	–	637	4,006,194
Medical-Drugs	1,267,458	–	0	1,267,458
Metal-Diversified	–	–	0	0
Multimedia	–	–	0	0
Other Industries	35,002,128	–	–	35,002,128
Warrants	84	–	–	84
Repurchase Agreements	–	581,000	–	581,000

Total Investments at Value	$40,275,227	$581,000	$831	$40,857,058

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund. There were no Level 3 transfers during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series

NOTES TO PORTFOLIO OF INVESTMENTS – January 31, 2021 – (unaudited)

Note 1. Basis for consolidation for the AIG Commodity Strategy Cayman Fund, Ltd.

The AIG Commodity Strategy Cayman Fund, Ltd. (the “Commodity Strategy Subsidiary”), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the Commodity Strategy Fund. The Commodity Strategy Subsidiary commenced operations on May 22, 2009 and was organized as a wholly-owned subsidiary of the Commodity Strategy Fund in order to effect certain investments on behalf of the Commodity Strategy Fund consistent with the investment objectives and policies in the Commodity Strategy Fund’s prospectus and statement of additional information. With respect to its investments, the Commodity Strategy Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Commodity Strategy Fund; however, the Commodity Strategy Subsidiary (unlike the Commodity Strategy Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments that may otherwise be limited if purchased by the Commodity Strategy Fund due to federal tax requirements relating to qualifying income. The Commodity Strategy Fund and Commodity Strategy Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Commodity Strategy Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Commodity Strategy Fund. The Commodity Strategy Fund may invest up to 25% of its assets in the Commodity Strategy Subsidiary. As of January 31, 2021, net assets of the Commodity Strategy Fund were $26,201,969 of which approximately $5,066,832, or approximately 19.3% represented the Commodity Strategy Fund’s ownership of all issued shares and voting rights of the Commodity Strategy Subsidiary.

Note 2. Security Valuation:

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. generally accepted accounting principles (“GAAP”), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical securities

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (the “Board”), etc.)

Level 3 - Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Funds’ assets and liabilities classified in the fair value hierarchy as of January 31, 2021 is reported on a schedule at the end of each Fund’s Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in registered investment companies are generally categorized as Level 1.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service, and are generally categorized as Level 1. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange on which they are traded, and are generally categorized as Level 1.

Option contracts traded in the over-the-counter (“OTC”) market are valued at the mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Swap contracts traded over the counter are valued at a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Forward foreign currency contracts (“forward contracts”) are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Derivative Instruments:

Futures: During the period, the Commodity Strategy Fund entered into futures transactions for investment purposes in order to provide exposure to commodities. The Small-Cap Quality Fund entered into futures transactions for investment purposes in order to provide exposure to U.S. and non-U.S. equity markets.

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “broker”). Subsequent payments are made or received by a Fund as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The primary risk to a Fund of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security or securities. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While a Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to a Fund since exchange-traded futures contracts are centrally cleared.

Futures contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Fund’s Portfolio of Investments.

Forward Foreign Currency Contracts: A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by a Fund as unrealized appreciation or depreciation. On the settlement date, a Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, the Income Explorer Fund has made an election to treat gains and losses from forward foreign currency contracts as capital gains and losses.

Risks to a Fund of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund’s maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Portfolio of Investments. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Forward foreign currency contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Fund’s Portfolio of Investments.

Options: During the period, the Commodity Strategy Fund used options contracts to provide exposure to commodities.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the OTC market.

Risks to the Funds of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Option contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Fund’s Portfolio of Investments.

Swap Contracts: Certain Funds may enter into credit default, interest rate and/or total return swap contracts. Swap contracts are privately negotiated in the OTC market and may be entered into as a bilateral contract or a centrally cleared contract (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and a Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Portfolio of Investments. Unlike a bilateral swap contract, for centrally cleared swaps, a Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swaps are marked-to-market daily and the changes in value are recorded as an unrealized gain (loss). The daily change in valuation of swap contracts, if any, is recorded as unrealized appreciation (depreciation) on swap contracts. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Upfront payments and receipts on swap contracts are amortized on a daily basis. Net periodic payments made or received by a Fund are included as part of realized gain (loss).

Total Return Swaps: During the period, the Commodity Strategy Fund used total return swaps for investment purposes in order to provide exposure to commodities.

Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

The Fund will generally enter into total return swaps only on a net basis, which means that the two payment streams are netted against each other, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a total return swap contract or periodically during its term. Total return swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to total return swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net discounted amount of payments that the Fund is contractually entitled to receive, if any.

Total return swap contracts outstanding at the end of the period, if any, are reported on a schedule at the end of the Fund’s Portfolio of Investments.

Risks of Entering into Swap Agreements: Risks to a Fund of entering into credit default swaps, total return swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, a Fund may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that a subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, a Fund may suffer a loss.

Risks of Commodity-Linked Derivatives: Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. The commodity-linked derivative instruments in which certain of the Funds invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Fund earns from these swaps as compared to the index.

Master Agreements: Certain Funds that hold derivative instruments and other financial instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements or similar agreements (“Master Agreements”) with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by a Fund and applicable counterparty. Collateral requirements are generally determined based on a Fund’s net position with each counterparty. Master Agreements may also include certain provisions that require a Fund to post additional collateral upon the occurrence of certain events, such as when a Fund’s net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Fund may also occur upon a decline in a Fund’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Fund’s counterparties to elect early termination could cause a Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to a Fund’s financial statements.

Note 3. Repurchase Agreements:

As of January 31, 2021, the following Fund held an undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

Fund	Percentage Ownership	Principal Amount
Commodity Strategy	1.31%	$1,110,000
Commodity Strategy Subsidiary	0.90	765,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Bank of America Securities LLC, dated January 29, 2021, bearing interest at a rate of 0.03% per annum, with a principal amount of $84,865,000, a repurchase price of $84,865,212, and a maturity date of February 1, 2021. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	2.13%	05/31/2026	$79,416,000	$86,551,543

As of January 31, 2021, the following Funds held an undivided interest in the joint repurchase agreement with Barclays Capital, Inc.:

Fund	Percentage Ownership	Principal Amount
Commodity Strategy	1.29%	$970,000
Commodity Strategy Subsidiary	0.88	660,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Barclays Capital, Inc., dated January 29, 2021, bearing interest at a rate of 0.04% per annum, with a principal amount of $75,000,000, a repurchase price of $75,000,250, and a maturity date of February 1, 2021. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Bonds	2.50%	02/15/2045	$65,949,000	$76,684,193

As of January 31, 2021, the following Funds held an undivided interest in the joint repurchase agreement with BNP Paribas SA:

Fund	Percentage Ownership	Principal Amount
Commodity Strategy	1.29%	$840,000
Commodity Strategy Subsidiary	0.88	575,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

BNP Paribas SA, dated January 29, 2021, bearing interest at a rate of 0.03% per annum, with a principal amount of 65,000,000, a repurchase price of $65,000,163, and a maturity date of February 1, 2021. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Bonds	2.75%	08/15/2042	$54,794,400	$66,447,609

As of January 31, 2021, the following Funds held an undivided interest in the joint repurchase agreement with Deutsche Bank AG:

Fund	Percentage Ownership	Principal Amount
Commodity Strategy	1.29%	$870,000
Commodity Strategy Subsidiary	0.88	595,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Deutsche Bank AG, dated January 29, 2021, bearing interest at a rate of 0.03% per annum, with a principal amount of $67,500,000, a repurchase price of $67,500,169 and a maturity date of February 1, 2021. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	1.63%	05/31/2023	$66,580,000	$69,055,200

As of January 31, 2021, the following Funds held an undivided interest in the joint repurchase agreement with RBS Securities, Inc.:

Fund	Percentage Ownership	Principal Amount
Commodity Strategy	1.29%	$870,000
Commodity Strategy Subsidiary	0.88	595,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

RBS Securities, Inc., dated January 29, 2021, bearing interest at a rate of 0.03% per annum, with a principal amount of $67,500,000, a repurchase price of $67,500,169, and a maturity date of February 1, 2021. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	2.88%	09/30/2023	$63,705,000	$68,915,077

ADDITIONAL INFORMATION

Additional information is available in the SunAmerica Specialty Series’s Annual and Semi-annual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at http://www.sec.gov.